UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2013

Date of Report

(Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15697	22-3542636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 23, 2013, the Company issued a press release announcing the issuance of U.S. Patent No. 8,425,933 entitled “Abuse-Resistant Oral Dosage Forms and Method of Use Thereof” by the United States Patent and Trademark Office (USPTO).

A copy of the above referenced press release is filed as Exhibit 99.1 to this Current Report of Form 8-K.

Item 9.01	Financial Statements and Exhibits

d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated April 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2013

ELITE PHARMACEUTICALS, INC.

By:	/s/ Chris Dick
Chris Dick, President & Chief Operating Officer

2